Kelly CRISPR & Gene Editing Technology ETF
SCHEDULE OF INVESTMENTS
May 31, 2023 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.8%
	Health Care 99.8%
9,383	2seventy bio, Inc. (a)	$111,751
836	AbbVie, Inc.	115,335
495	Agilent Technologies, Inc.	57,257
19,921	Allogene Therapeutics, Inc. (a)	104,585
6,985	Beam Therapeutics, Inc. (a)	222,821
66	Biogen, Inc. (a)	19,563
1,001	Bristol-Myers Squibb Co.	64,504
20,779	Caribou Biosciences, Inc. (a)	91,635
5,698	CRISPR Therapeutics AG (a)(b)	364,900
13,992	Editas Medicine, Inc. (a)	128,447
264	Illumina, Inc. (a)	51,916
6,996	Intellia Therapeutics, Inc. (a)	260,671
968	Novartis AG (b)	92,294
22,231	Poseida Therapeutics, Inc. (a)	50,464
100,408	Precision BioSciences, Inc. (a)	74,302
7,700	Prime Medicine, Inc. (a)	105,644
385	QIAGEN NV (a)(b)	17,387
55	Regeneron Pharmaceuticals, Inc. (a)	40,456
41,481	Sangamo Therapeutics, Inc. (a)	46,459
528	Sanofi (b)	53,408
517	Thermo Fisher Scientific, Inc.	262,874
121	Vertex Pharmaceuticals, Inc. (a)	39,152
6,655	Verve Therapeutics, Inc. (a)	103,019
		2,478,844
	Total Common Stocks
	(Cost $3,619,695)	2,478,844

Kelly CRISPR & Gene Editing Technology ETF
SCHEDULE OF INVESTMENTS (continued)
May 31, 2023 (Unaudited)

Number of Shares		Value
MONEY MARKET FUNDS 0.1%
1,792	First American Government Obligations Fund - Class X, 4.97% (c)	$1,792
1,793	First American Treasury Obligations Fund - Class X, 5.01% (c)	1,793
		3,585
	Total Money Market Funds
	(Cost $3,585)	3,585

	Total Investments 99.9%
	(Cost $3,623,280)	2,482,429

	Other Assets in Excess of Liabilities 0.1%	1,194

	TOTAL NET ASSETS 100.0%	$2,483,623

(a) Non-Income Producing.
(b) U.S.-dollar denominated security of a foreign issuer.
(c) 7-day yield.

Investment Valuation
The net asset value (“NAV”) per share of the Kelly CRISPR & Gene Editing Technology ETF (the “Fund”) is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The Fund’s NAV per share is computed by dividing the Fund’s net assets by the number of shares outstanding. When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter (“OTC”) securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price or if the last sale price is unavailable, OTC securities are valued at the mean between last bid and ask, as quoted. If an ask price for an OTC security is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

The Board of Trustees (the”Board”) has approved valuation procedures for the Funds (the “Valuation Procedures”), which will be used for determining fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund's investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB's Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. The Board has designated the Adviser as the valuation designee of the Funds. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. The Adviser may consult with representatives from the Funds' Sub-Adviser, outside legal counsel, or other third-party consultants in their discussions and deliberations. Fair valuations may be used in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Index. This may adversely affect the Fund's ability to track its Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2023:

Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$2,478,844	$-	$-	$2,478,844
Money Market Funds	3,585	-	-	3,585
Total	$2,482,429	$-	$-	$2,482,429

(a) See the Fund’s Schedule of Investments for sector classifications.